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                                  EXHIBIT 10.3

                                                            LOAN NO.: 94-0950936

                                 PROMISSORY NOTE

$100,000,000.00                                             Southfield, Michigan

                                                               September 9, 2005

     FOR VALUE RECEIVED, TABB Realty, LLC, a Michigan limited liability company ("Borrower"), having its principal place of business at 41605 Ann Arbor Road, Plymouth, Michigan 48170 promises to pay to the order of PNC Bank, National Association ("Lender"), at the following address: 10851 Mastin, Suite 300, Overland Park, Kansas 66210, or such other place as the holder hereof may from time to time designate in writing, the principal sum of One Hundred Million and No/100 Dollars ($100,000,000.00) in lawful money of the United States of America, with interest thereon to be computed from the date of disbursement under this Promissory Note (the "Note") at the Applicable Interest Rate (hereinafter defined), and to be paid in installments as follows:

     A. A payment, on the date of disbursement, representing interest from the date of disbursement through the last day of the calendar month in which such disbursement is made;

     B. Except as provided in Section 21(j) below, a constant payment of $690,148.46 (the "Monthly Debt Service Payment")(based upon a twenty
          (20) year amortization schedule assuming a 360 day year consisting of 12 months of 30 days each) on the first day of November, 2005 and on the first day of each calendar month thereafter up to and including the first day of September, 2015; and

     C. The balance of said principal sum, all unpaid interest thereon and all other amounts owed pursuant to this Note, the Security Instruments (hereinafter defined), the Other Security Documents (hereinafter defined), or otherwise in connection with the loan evidenced by this Note (the "Loan") shall be due and payable on the first day of October, 2015 (the "Maturity Date").

     All payments to be made by Borrower to Lender shall be deemed received by Lender only upon Lender's actual receipt of same.

     1. Applicable Interest Rate. Interest accruing on the principal sum of this Note shall be calculated based upon a per annum interest rate divided by 360 days resulting in a per diem interest amount that will accrue for each calendar day in a year of 365 days (366 days in a leap year). The term "Applicable Interest Rate" as used in this Note shall mean, from the date of this Note through and including the Maturity Date, a rate of Five and 54/100 percent (5.54%) per annum (also sometimes referred to as the "Initial Interest Rate").

     2. Application. All payments on this Note shall be applied at any time and from time to time in the following order: (i) the payment or reimbursement of any expenses (including but not limited to late charges), costs or obligations (other than the principal hereof and interest hereon) for which Borrower shall be obligated or Lender entitled pursuant to the provisions hereof or of the Security Instruments or the Other

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Security Documents, (ii) the payment of accrued but unpaid interest thereon,
(iii) the payment of unpaid escrow amounts required herein, in the Security Instruments or in the Other Security Documents, and (iv) the payment of all or any portion of the principal balance then outstanding hereunder, in either the direct or inverse order of maturity, at Lender's option.

     3. Late Charge. If any part of the Debt (hereinafter defined) is not actually received by Lender by close of business on the fifth (5th) day after the date on which it was due, Borrower shall pay to Lender an amount (the "Late Charge") equal to the lesser of five percent (5%) of such unpaid portion of the missed payment or the maximum amount permitted by applicable law, to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment. All such Late Charges shall be automatically due and payable without notice or demand and shall be secured by the Security Instruments and the Other Security Documents.

     4. Security; Defined Terms; Incorporation by Reference. This Note is secured by the Security Instruments and the Other Security Documents. The term "Security Instrument" as used in this Note shall mean each of the (i)Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing encumbering certain property located at 7150 Jefferson Metro Parkway, McCalla, Jefferson County, Alabama (the "Alabama Property"), (ii) the Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing encumbering certain property located at 4211 Amberjack Boulevard, Plant City, Hillsborough County, Florida (the "Florida Property"), (iii) the Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing encumbering certain property located at 4101 Pardue Road, Pineville, Rapides Parish, Louisiana (the "Louisiana Property"), (iv) the Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing encumbering certain property located at 3310 West Springfield, Champaign, Champaign County, Illinois (the "Illinois Property"), (v) the Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing encumbering certain property located at 108 Industrial Drive, East Longmeadow, Hampden County, Massachusetts (the "Massachusetts Property"),(vi) the Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing encumbering certain property located at 500 North Dunham Street, Dundee, Monroe County, Michigan (the "Dundee Property"),(vii) the Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing encumbering certain property located at 41605 Ann Arbor Road, Plymouth, Wayne County, Michigan (the "Plymouth Property"), (viii) the Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing encumbering certain property located at 1351 Hix Road, Westland, Wayne County, Michigan (the "Westland Property"), (ix) the Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing encumbering certain property located at 18015 State Route #65, Jackson Center, Shelby County, Ohio (the "Route #65 Property"), (x) the Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing encumbering certain property located at 300 Washington Street, Jackson Center, Shelby County, Ohio (the "Washington Street Property"),
(xi) the Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing encumbering certain property located at 435 Rousch Road, Lima, Allen County, Ohio (the "Lima Property"), (xii) the Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing encumbering certain property located at 850 West Smith Road, Medina, Medina County, Ohio (the "Medina Property"), (xiii) the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing encumbering certain property located at 3201 Miller Park, Garland, Dallas County, Texas (the "Garland Property") and (xiv)the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing encumbering certain property located at 222 Kerry Street, Highlands, Harris County, Texas (the "Highland Property") which secure the Debt (sometimes referred to individually as an "Individual Security Instrument" and sometimes referred to collectively as the "Security Instruments". The term "Other Security Documents" means all documents other than this Note or the Security Instruments now or hereafter executed

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and/or delivered by Borrower and/or others and to or in favor of Lender, which wholly or partially secure, evidence or guarantee payment of the Debt, provide for any indemnity in favor of or payment to Lender related to the Debt, this Note or the Mortgaged Property (as defined in paragraph 21(d) below), provide for any escrow/holdback arrangements or for any actions to be completed by Borrower subsequent to the date hereof, or are otherwise related to the loan evidenced by this Note including, without limitation, the Lockbox Agreement (as defined in paragraph 21(a)(i) below). All amounts due and payable under this Note, together with all sums due under the Security Instruments and the Other Security Documents, including any applicable Prepayment Consideration (hereinafter defined) and all applicable attorney fees and costs, are collectively referred to herein as the "Debt." Where appropriate, the singular number shall include the plural, the plural shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, personal representatives, executors and administrators.

     5. Prepayment/Defeasance.

     (a) When Permitted. Except as provided in Section 21(j) below, prior to July 1, 2015 (the "Early Payment Date"), Borrower shall not have the right to prepay all or any portion of the Debt at any time during the term of this Note (except for any prepayment permitted under the Security Instruments in the event of a casualty or condemnation). No Prepayment Consideration (hereinafter defined) will be due from any prepayment of this Note (in whole but not in part) on or after the Early Payment Date. In the event of a prepayment on or after such date, Borrower shall pay, together with the amount of such prepayment, an amount equal to (i) all accrued and unpaid interest, and (ii) any other sums due under this Note, the Security Instruments or any Other Security Document. Additionally, any such prepayment not actually received by Lender before 5:00 p.m., central time, on the 5th day of any calendar month must also include the interest which would have accrued on the amount of such prepayment during the entire calendar month in which the prepayment is made.

     (b) Notice. Borrower may give written notice to Lender specifying the date, which date must be on or after the Early Payment Date, on which a full prepayment of the Debt is to be made (the date of any prepayment hereunder, whether pursuant to such notice or not, and whether voluntary or involuntary, being herein called the "Prepayment Date"). Lender shall receive this notice not more than sixty (60) days and not less than thirty (30) days prior to the Prepayment Date. If any such notice of prepayment is given, the entire Debt, including any applicable Prepayment Consideration (as defined below), shall be due and payable on the Prepayment Date.

     (c) Prepayment After Event of Default. If following the occurrence of any Event of Default, Borrower shall tender payment of an amount sufficient to satisfy the Debt at any time prior to or after a sale of the Mortgaged Property, either through foreclosure or the exercise of the other remedies available to Lender under the Security Instruments or the Other Security Documents, such tender by Borrower shall be deemed to be a voluntary prepayment under this Note in the amount tendered and in such case Borrower shall also pay to Lender, with respect to the amount tendered, the applicable Prepayment Consideration set forth in this Note, which Prepayment Consideration shall be immediately due and payable. Lender shall not be obligated to accept any such prepayment of this Note unless it is accompanied by an amount (the "Prepayment Consideration") equal to the greater of: (x) one percent (1%) of the outstanding principal balance of this Note at the time of prepayment; or (y) the Yield Maintenance Amount (hereinafter defined).

     Lender shall not be obligated to accept any such tender unless it is accompanied by all Prepayment

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Consideration due in connection therewith. Borrower acknowledges that the
Prepayment Consideration is a bargained for consideration and not a penalty, and Borrower recognizes that Lender would incur substantial additional costs and expenses in the event of a prepayment of the Debt and that the Prepayment Consideration compensates Lender for such costs and expenses (including without limitation, the loss of Lender's investment opportunity during the period from the date such tender is accepted until the Maturity Date). Borrower agrees that Lender shall not, as a condition to receiving the Prepayment Consideration, be obligated to actually reinvest the amount prepaid in any treasury obligation or in any other manner whatsoever. Except as otherwise set forth in the Security Instruments, no Prepayment Consideration will be due for involuntary prepayments resulting from any Casualty (as defined in each of the Security Instruments) or Condemnation (as defined in each of the Security Instruments).

     Yield Maintenance Amount. The "Yield Maintenance Amount" shall mean the present value, as of the Prepayment Date, of the remaining scheduled payments of principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such payments at the Discount Rate (hereinafter defined), less the amount of principal being prepaid. The term "Discount Rate" shall mean the rate which, when compounded monthly, is equivalent to the Treasury Rate (hereinafter defined) when compounded semi-annually. The term "Treasury Rate" shall mean the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for the week ending prior to the Prepayment Date, of U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. (In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.) Lender shall notify Borrower of the amount and the basis of determination of the required Prepayment Consideration.

     (d) Defeasance. Any provision hereof to the contrary notwithstanding, at any time during the Defeasance Period (as defined below), Borrower may obtain a release of the Mortgaged Property from the lien of the Security Instruments in whole but not in part only upon the satisfaction of the following conditions:

          (i) not less than thirty (30) days prior written notice shall be given to Lender specifying a date (the "Defeasance Date") on which the Defeasance Collateral (as defined below) is to be delivered, such date being the first day of the month;

          (ii) all accrued and unpaid interest and all other sums due under this Note, the Security Instruments and the Other Security Documents up to the Defeasance Date, including, without limitation, all reasonable costs and expenses incurred by Lender or its agents in connection with such defeasance, including, without limitation, any legal fees and expenses incurred in connection with obtaining and reviewing the Defeasance Collateral, the preparation of the Defeasance Security Agreement (as defined below) and related documentation, accountant fees, and investment advisor fees, all of which shall be paid in full on or prior to the Defeasance Date;

          (iii) no Event of Default, and no event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default, shall exist either at the time Borrower gives notice of the Defeasance Date to Lender or on the Defeasance Date;

          (iv) Borrower shall deliver to Lender on or before the Defeasance Date direct, non-callable obligations of the United States of America in such form and amount that

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     provide for the payments prior, but as close as possible, to all successive regularly scheduled monthly payment dates, including the Maturity Date, with such payments being equal to or greater than the amount of the corresponding monthly payment required to be paid under this Note (hereafter, "Scheduled Defeasance Payments") for the balance of the term hereof and the amount required to be paid on the Maturity Date (such obligations are collectively and singularly referred to herein as "Defeasance Collateral") each of which shall be duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance wholly satisfactory to Lender (including, without limitation, such instrument as may be required by the depository institution holding such securities or the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to perfect a first priority security interest in such Defeasance Collateral in favor of Lender. The Defeasance Collateral may be purchased by Lender on Borrower's behalf, in which case Borrower shall deposit with Lender at least three days before the Defeasance Date a sum sufficient, in Lender's sole and absolute discretion, to purchase the Defeasance Collateral. Any sums in excess of the amount necessary to purchase the Defeasance Collateral shall be remitted to Borrower upon release of the Mortgaged Property.

          (v) Borrower shall deliver the following to Lender, at Borrower's cost, on or prior to the Defeasance Date:

               (A) a pledge and security agreement, in form and substance satisfactory to Lender in its sole discretion, creating a first priority security interest in favor of Lender in the Defeasance Collateral (the "Defeasance Security Agreement");

               (B) a certificate of Borrower certifying that all of the requirements hereunder for a defeasance have been satisfied;

               (C) an opinion of counsel in form and substance and delivered by counsel satisfactory to Lender in its sole discretion stating, among other things, (x) that Lender has a perfected first priority security interest in the Defeasance Collateral, (y) that the Defeasance Security Agreement is enforceable against Borrower in accordance with its terms and (z) that the defeasance will not cause the entity which holds this Note to fail to qualify as a "real estate mortgage investment conduit" (a "REMIC"), within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended from time to time or any successor statute (the "Code");

               (D) an opinion of an independent certified public accountant acceptable to Lender representing and warranting to Lender that the Defeasance Collateral will generate monthly amounts equal to or greater than the Scheduled Defeasance Payments including the amount required to be paid on the Maturity Date of this Note, and such other approvals required by Lender;

               (E) evidence in writing from each of the Rating Agencies to the effect that such release will not result in a qualification, downgrade or withdrawal of any rating in effect immediately prior to the Defeasance Date for any securities or "Pass-Through Certificates" issued pursuant to the terms of a trust and servicing agreement in the event that this Note or any interest therein is included in a REMIC or other securitization vehicle;

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               (F) such other certificates, opinions, documents or instruments as Lender may reasonably require;

               (G) upon approval by Lender of the schedule of Defeasance Collateral to be delivered to Lender, Borrower shall (i) pay Lender a nonrefundable fee, in an amount reasonably determined by Lender, as compensation for the review, analysis and processing of the defeasance request; and (ii) if required by Lender, deposit with Lender an amount estimated by Lender to be sufficient to fund all other fees, costs and expenses related to the defeasance, including Lender's reasonable attorneys' fees and expenses and rating agency fees, if any and expenses together with all expenses and costs associated with the release of the lien on the Mortgaged Property. Borrower shall be responsible for all fees, costs and expenses associated with the defeasance which, if not covered by the above deposit, shall be paid to Lender no later than the Defeasance Date;

               (H) written approval from the Rating Agencies of the defeasance; and

               (I) a newly issued non-consolidation opinion in form and substance and issued by counsel acceptable to Lender and the Rating Agencies.

     Upon compliance with the foregoing requirements relating to the delivery of the Defeasance Collateral, the Mortgaged Property shall be released from the lien of the Security Instruments and the Defeasance Collateral shall constitute collateral which shall secure this Note and the Debt. No partial Defeasance of the Mortgaged Property shall be permitted.

     The "Defeasance Period" shall mean the period of time: (1) commencing on the date which is the later to occur of: (A) two (2) years after the "start-up day", within the meaning of Section 860(G)(a)(9) of the Code, of the REMIC that holds this Note; and (B) three (3) years after the date of the first regularly scheduled monthly payment due hereunder, and (2) ending on the Early Payment Date. The "Rating Agencies" shall mean, collectively, Standard and Poor's Ratings Services, Moody's Investors Service, Inc., and Fitch ICBA, Inc., and their respective successors and assigns, to the extent each of the foregoing performed credit rating services for the REMIC or other securitization vehicle which owns this Note.

     (e) Successor Borrower. In connection with a defeasance under this Section, Borrower shall establish or designate a successor entity (the "Successor Borrower") which shall be a single purpose entity approved by Lender in its sole discretion. Borrower shall transfer and assign all obligations, rights and duties under and to this Note together with the Defeasance Collateral to such Successor Borrower. Such Successor Borrower shall assume the obligations under this Note and the Security Instruments and Borrower shall be relieved of its obligations under such documents except for any such representations that specifically survive the defeasance. Borrower shall pay $1,000 to any such Successor Borrower as consideration for assuming the obligations under this Note and the Security Instruments. Borrower shall pay all costs and expenses incurred by Lender, including Lender's attorneys' fees and expenses, incurred in connection with establishment of the Successor Borrower.

     (f) Defeasance Collateral Account. All cash from interest and principal payments paid on the Defeasance Collateral shall be paid over to Lender for each Scheduled Defeasance Payment and applied first to accrued and unpaid interest and then to principal. Any cash from interest and principal paid on the

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Defeasance Collateral not needed to pay accrued and unpaid interest or principal shall be retained in a designated account established by Borrower or Successor Borrower as the case may be, (the "Defeasance Collateral Account") which shall constitute additional collateral for the loan evidenced hereby. The Defeasance Collateral Account shall contain only cash from interest and principal paid on the Defeasance Collateral. Borrower or Successor Borrower, as applicable, shall be the owner of the Defeasance Collateral Account and shall report all income accrued thereon for federal, state and local income tax purposes and shall pay all costs and expenses associated with opening and maintaining the account and may pay all costs and expenses associated with maintaining the Successor
Borrower from such account. Lender shall have no responsibility to fund any Scheduled Defeasance Payments and shall not be liable in any way by reason of any insufficiency in the Defeasance Collateral Account. Upon an assumption by Successor Borrower acceptable to Lender, Borrower shall be relieved of its obligations under this Note and the Defeasance Security Agreement and, to the extent such documents relate to the Mortgaged Property, the Other Security Documents.

     (g) Release of Security Instruments Following Defeasance. Upon compliance with the requirements hereunder for a defeasance, the Mortgaged Property shall be released from the lien of the Security Instruments and the Other Security Documents, and the Defeasance Collateral shall constitute collateral securing this Note. Lender will, at Borrower's expense, execute and deliver any agreements reasonably requested by Borrower to release the lien of the Security Instruments from the Mortgaged Property.

     (h) Purchase of Defeasance Collateral. In the event of purchase by Lender of the Defeasance Collateral, such purchase may, in Lender's sole and absolute discretion be through an affiliate of Lender or a third party entity. Borrower shall be responsible for the payment of any brokerage or other transaction fees in connection with such purchase.

     6. Default. An "Event of Default" shall occur if:

     (a) Borrower fails to make the full and punctual payment of any amount payable hereunder or under any of the Security Instruments or Other Security Documents, which failure is not cured on or before the fifth (5th) day after the date of written notice from Lender to Borrower of such failure;

     (b) Borrower fails to pay the entire outstanding principal balance hereunder, together with all accrued and unpaid interest, on the date when due, whether on the Maturity Date, upon acceleration or prepayment or otherwise; or

     (c) an Event of Default (as defined in any of the Security Instruments or any of the Other Security Documents) has occurred under any of the Security Instruments and/or Other Security Documents.

     7. Acceleration. The whole of the Debt, including without limitation, the principal sum of this Note, all accrued interest and all other sums due under this Note, the Security Instruments and the Other Security Documents, together with any applicable Prepayment Consideration, shall become immediately due and payable at the option of Lender, without notice, at any time following the occurrence of an Event of Default.

     8. Default Interest. Upon the occurrence of an Event of Default (including without limitation, the failure of Borrower to pay the Debt in full on the Maturity Date), Lender shall be entitled to receive and

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Borrower shall pay interest on the entire unpaid principal balance at the rate
(the "Default Rate") equal to the greater of: (a) four percent (4%) above the Applicable Interest Rate; or (b) four percent (4%) above the Prime Rate (hereinafter defined) in effect at the time of the occurrence of the Event of Default; provided, however, that notwithstanding the foregoing, in no event shall the Default Rate exceed the Maximum Rate (hereinafter defined). The term "Prime Rate" shall mean the prime rate reported in the Money Rates section of The Wall Street Journal for the date (the "Default Rate Calculation Date") upon which the Event of Default occurred, or if no publication occurs upon such date, then the date of publication immediately preceding the date of the Event of Default. In the event that The Wall Street Journal should cease or temporarily interrupt publication, the term "Prime Rate" shall mean the daily average prime rate published upon the Default Rate Calculation Date in another business newspaper, or business section of a newspaper, of national standing chosen by Lender. In the event that a prime rate is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then Lender shall select a comparable interest rate index which is readily available and verifiable to Borrower but is beyond Lender's control. The Default Rate shall be computed from the occurrence of the Event of Default until the actual payment in full of the Debt. This charge shall be added to the Debt, and shall be deemed secured by the Security Instruments. This clause, however, shall not be construed as an agreement or privilege to extend the Maturity Date, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

     9. Attorney Fees. In the event that Lender employs attorney(s) to collect the Debt, to enforce the provisions of this Note or to protect or foreclose the security herefor, Borrower agrees to pay Lender's attorney fees and disbursements, whether or not suit be brought. Such fees shall be immediately due and payable.

     10. Limit of Validity. This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest or other charges on the Debt at a rate which may subject Lender to civil or criminal liability as a result of such rate exceeding the maximum interest rate which Borrower is permitted to pay by applicable law (the "Maximum Rate"). If by the terms of this Note, Borrower is at any time required or obligated to pay interest or other charges on the Debt at a rate in excess of the Maximum Rate, the rate of interest due under this Note shall be deemed to be immediately reduced to the Maximum Rate and any previous payments in excess of the Maximum Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.

     11. No Oral Amendments. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     12. Exculpation. Subject to the provisions of this Section, Borrower's liability under this Note, the Security Instruments or the Other Security Documents shall only extend to the Mortgaged Property and other collateral given to secure the Debt, and Lender shall not enforce such liability against any other asset, property or funds of Borrower; provided, however, the foregoing shall not:

     (a) impair the right of Lender to bring suit and obtain personal, recourse judgments against any person or entity (including Borrower) relating to any losses sustained by Lender in connection with any fraud, intentional misrepresentation, waste, or misappropriation of tenant security deposits or rents collected more than one (1) month in advance by Borrower;

     (b) impair the right of Lender to name, and obtain a judgment against any person or entity

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(including Borrower) to the extent required by law to either obtain a judgment of specific performance with respect to any of the provisions of this Note, the Security Instruments or any of the Other Security Documents, or to foreclose the Security Instruments and obtain title to the Mortgaged Property and other collateral given to secure the Debt;

     (c) affect the validity or enforceability of, or impair the right of Lender to bring suit and obtain personal, recourse judgments against any person or entity (including Borrower) to enforce any guaranty, indemnity or release of liability made by such person or entity (whether made in this Note, the Security Instruments, any of the Other Security Documents or in any other separate agreement);

     (d) impair the right of Lender to obtain the appointment of a receiver;

     (e) impair the enforcement of any Assignments of Leases and Rents executed in connection herewith; or

     (f) affect the validity or enforceability of, or impair the right of Lender to bring suit and obtain personal, recourse judgments against any person or entity (including Borrower) relating to any losses sustained by Lender in connection with any of the provisions of this Note, the Security Instruments or any of the Other Security Documents requiring that: (i) any person or entity maintain any insurance over any of the Mortgaged Property, or (ii) any insurance proceeds or condemnation awards be paid to Lender; or

     (g) impair the right of Lender to bring suit and obtain personal, recourse judgments against any person or entity (including Borrower) for the full amount of the Debt if the Mortgaged Property or any part thereof shall become an asset in: (i) a voluntary bankruptcy or insolvency proceeding, or (ii) an involuntary bankruptcy or insolvency proceeding: (A) which is commenced by any person or entity controlling, controlled by or under common control with Borrower (the "Borrowing Group") or (B) in which any member of the Borrowing Group objects to a motion by Lender for relief from any stay or injunction from the foreclosure of the Security Instruments or any other remedial action permitted under this Note, the Security Instruments or any of the Other Security Documents.

     Items (a) through (g) above are collectively the "Non-Recourse Exceptions". To the extent Borrower is a general partnership and Lender is required under applicable law to pursue its remedies against the persons or entities constituting Borrower, each reference to the phrase "(including Borrower)" in the Non-Recourse Exceptions shall be deemed to read "(including Borrower or any person or entity constituting Borrower)". Borrower's liability under the Non-Recourse Exceptions, excepting item (g), shall be limited to the amount of any losses or damages sustained by Lender in connection with such Non-Recourse Exceptions. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Security Instruments or to require that all of the Mortgaged Property and other collateral given to secure the Debt shall continue to secure all of the Debt.

     13. Assignment. Lender, and its successors, endorsees and assigns, may freely transfer and assign this Note. Borrower's right to transfer its rights and obligations with respect to the Debt, and to be released from liability under this Note, shall be governed by the Security Instruments.

     14. Applicable Law; Jurisdiction. This Note shall be governed and construed in accordance with the laws of the state in which the real property encumbered by the Security Instruments are located. Borrower hereby submits to personal jurisdiction in the state courts located in said state and the federal courts of the

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United States of America located in said state for the enforcement of Borrower's obligations hereunder and waives any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations of Borrower.

     15. Joint and Several Liability. If Borrower consists of more than one person or entity, the obligations and liabilities of each such person or entity shall be joint and several.

     16. Waiver of Presentment, Etc. Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, and notice of intent to accelerate the maturity hereof (and of such acceleration), except to the extent that specific notices are required by this Note, the Security Instruments or the Other Security Documents.

     17. No Waiver. Any failure by Lender to insist upon strict performance by Borrower of any of the provisions of this Note, the Security Instruments or the Other Security Documents shall not be deemed to be a waiver of any of the terms or provisions of this Note, the Security Instruments or the Other Security Documents, and Lender shall have the right thereafter to insist upon strict performance by Borrower of any and all of the terms and provisions of this Note, the Security Instruments or the Other Security Documents.

     18. Notices. Except as otherwise specified herein, any notice, consent, request or other communication required or permitted to be given hereunder shall be in writing, addressed to the other party as set forth below (or to such other address or person as either party or person entitled to notice may by notice to the other party specify), and shall be: (a) personally delivered; (b) delivered by Federal Express or other comparable overnight delivery service; or (c) transmitted by United States certified mail, return receipt requested with postage prepaid; to:

     Lender:   PNC Bank, National Association
               10851 Mastin, Suite 300
               Overland Park, Kansas 66210
               Attention: Closing Department

     Borrower: TABB Realty, LLC
               41605 Ann Arbor Road
               Plymouth, Michigan 48170
               Attention: Michael J. Plotzke

Unless otherwise specified, all notices and other communications shall be deemed to have been duly given on the first to occur of actual receipt of the same or:
(i) the date of delivery if personally delivered; (ii) one (1) business day after depositing the same with the delivery service if by overnight delivery service; and (iii) three (3) days following posting if transmitted by mail. Borrower must prominently display Lender's Loan Number (as set forth on page 1 of this Note) on all notices or communications to Lender.

     19. Severability. If any term, covenant or condition of this Note is held to be invalid, illegal or unenforceable in any respect, this Note shall be construed without such provision.

     20. Time of the Essence. Time shall be of the essence in the performance of all obligations of Borrower hereunder.

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     21. Additional Terms and Provisions. Certain additional and supplemental terms and provisions of this Note are set forth in this paragraph. The terms and provisions of this paragraph control and supersede any conflicting terms and provisions contained in this Note.

     (a) Anything herein to the contrary notwithstanding, if Lender determines, in its sole discretion, at any time during the calendar month immediately preceding the Maturity Date that the Loan will not be paid as required on the Maturity Date, Lender shall have the option to, (i) exercise its rights under this Note, the Security Instruments and the Other Security Documents to, among other things, foreclose upon the Mortgaged Property, or (ii) forbear from exercising its rights under this Note, the Security Instruments and the Other Security Documents to, among other things, foreclose upon the Mortgaged Property (an "Optional Lender Forbearance"). In any such event, Lender shall notify Borrower of its decision and the following shall occur if Lender has elected to forbear from exercising its rights under this Note, the Security Instruments and the Other Security Documents :

          (i) On the first day of the month immediately following the Maturity Date and on the first day of each calendar month thereafter, Borrower shall pay to Lender an amount (each a "Property Cash Flow Payment Amount") equal to the greater of (a) the Monthly Debt Service Payment Amount, and (b) Gross Income (as defined in the Security Agreement and Lockbox Agreement (the "Lockbox Agreement") executed contemporaneously herewith) received by it in connection with the Mortgaged Property.

          (ii) Each Property Cash Flow Payment Amount paid after the Maturity Date shall be applied in accordance with the Lockbox Agreement. Interest accrued at the Adjusted Interest Rate (defined below) and not paid shall be deferred and added to the indebtedness evidenced by this Note.

          (iii) Lender's decision to forbear from exercising its rights under this Note, the Security Instruments and the Other Security Documents shall be revocable at any time by Lender without notice to Borrower. Upon any such revocation, Lender shall be entitled to pursue any and all remedies available to it under this Note, the Security Instruments, the Other Security Documents, at law or in equity.

          (iv) Anything herein to the contrary notwithstanding, Borrower shall have the right to pay the Loan in full on the Maturity Date.

     (b) Paragraph 1 is amended to add the following at the end of said paragraph: "In the case of an Optional Lender Forbearance as provided herein, the term "Applicable Interest Rate " shall mean the Adjusted Interest Rate from and after the Maturity Date through and including the date this Note is paid in full. The term "Adjusted Interest Rate" shall mean the greater of (x) the Initial Interest Rate plus five percent (5.0%); or (y) the Yield Rate on the then-current on-the-run 10-year U.S. Treasury Obligation (the "Specified U.S. Treasury Security") plus five percent (5.0%). The term "Yield Rate" shall mean the yield rate for the Specified U.S. Treasury Security as such yield rate is reported in the Wall Street Journal on the fifth (5th) business day preceding the Maturity Date. In the event that no such yield rate is published for the Specified U.S. Treasury Security, then the nearest equivalent U.S. Treasury Security shall be selected at Lender's sole discretion, and the yield rate therefor shall be the "Yield

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          Rate". If the publication of such yield rates in the Wall Street
          Journal is discontinued, Lender shall determine such yield rates from another source selected by Lender."

     (c) Paragraph 2 is amended to insert the following at the beginning of the first sentence: "Except as set forth in the Lockbox Agreement (as defined in Paragraph 21(a)(i) below)."

     (d) For purposes hereof the term "Mortgaged Property" shall mean the "Mortgaged Property" (as defined in the Security Instruments taken collectively), and the term "Individual Property" shall mean each "Mortgaged Property" (as defined in each "Individual Security Instrument"). With respect to Borrower and the Mortgaged Property, nothing contained herein or in any of the Security Instruments or the other Security Documents shall be construed as requiring Lender to resort to any Individual Property for the satisfaction of any of the Debt in preference or priority to any other Individual Property, and Lender may seek satisfaction out of all of the Mortgaged Property or any part thereof, in its absolute discretion in respect of the Debt. In addition, upon the occurrence of an Event of Default prior to the Maturity Date and at anytime thereafter, Lender shall have the right from time to time to partially foreclose the Security Instruments in any manner and for any amounts secured by the Security Instruments then due and payable as determined by Lender in its sole discretion including, without limitation, the following circumstances: (i) in the event Borrower defaults beyond any applicable grace period in the payment of one or more scheduled payments of principal and interest, Lender may foreclose one or more of the Security Instruments to recover such delinquent payments, or (ii) in the event Lender elects to accelerate less than the entire outstanding principal balance of the Loan, Lender may foreclose one or more of the Security Instruments to recover so much of the principal balance of the Loan as Lender may accelerate and such other sums secured by one or more of the Security Instruments as Lender may elect. Notwithstanding one or more partial foreclosures, the Mortgaged Property shall remain subject to the Security Instruments to secure payment of sums secured by the Security Instruments and not previously recovered.

     (e) Borrower acknowledges that Lender has made the Loan to Borrower upon the security of its collective interest in the Mortgaged Property and in reliance upon the aggregate of each Individual Property constituting the Mortgaged Property taken together being of greater value as collateral security than the sum of each Individual Property constituting the Mortgaged Property taken separately. Borrower agrees that : (i) an Event of Default under any of the Security Instruments shall constitute an Event of Default under this Note and under each of the other Individual Security Instruments; (ii) an Event of Default under this Note or the Other Security Documents shall constitute an Event of Default under each Security Instrument; (iii) each Individual Security Instrument shall constitute security for the Note as if a single blanket lien were placed on all of the Mortgaged Property as security for the Note; and (iv) such cross-defaulting shall in no event be deemed to constitute a fraudulent conveyance.

     (f) The last sentence of section 5(a) is hereby modified to delete "on the 5th day" and to replace said words with, "on or before the 5th day".

     (g) Anything herein to the contrary notwithstanding but except as provided in Section 5(j) and except for a Casualty Release (as defined in the Security Instruments), Borrower shall not

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          have the right to obtain the release of any Individual Property from the lien of any Security Instrument or the Other Security Documents pursuant to Paragraph 5(d) unless Borrower simultaneously obtains the release of all of the Mortgaged Property.

     (h) The definition of "Defeasance Period" contained in the penultimate sentence of Section 5(d) is hereby deleted and replaced with the following: "The "Defeasance Period" shall mean the period of time: (1) commencing on the date which is two (2) years after the "start-up day", within the meaning of Section 860(G)(a)(9) of the Code, of the REMIC that holds this Note; and (2) ending on the Early Payment Date".

     (i) For purposes of this Note, the term "Allocated Loan Amount" shall mean the portion of the Debt allocated, solely for purposes of performing certain calculations hereunder, to each Individual Property, as set forth in Schedule 1 annexed hereto.

     (j)  The following New Section 5(i) is hereby added to the end of Section
          5:

          (i) Voluntary Release of No More Than Three (3) Individual Properties. Borrower may obtain a release of the lien of Individual Security Instruments (hereinafter an "Individual Release") encumbering UP TO (BUT NO MORE THAN)THREE (3) INDIVIDUAL PROPERTIES (each a "Release Property" and collectively the "Release Properties") prior to the Early Payment Date provided the following items (1)-(4) are satisfied (which items
               (1) - (4) are referred to herein as the "General Release Criteria"): (1) no Event of Default, and no event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default, shall then exist, (2) TABB Realty, LLC remains the title owner of all of the Mortgaged Property with no Transfer or Change in Ownership (as defined in the Security Instruments) having occurred, (3) THE TOTAL ALLOCATED LOAN AMOUNT ASSIGNED TO THE RELEASE PROPERTIES DOES NOT EXCEED IN THE AGGREGATE THE SUM OF $20,000,000.00, and (4) the conditions set forth in Section 5(i)(A) below are satisfied with respect to any Individual Release occurring prior to the Defeasance Period and the conditions set forth in Section 5(i)(B) below are satisfied with respect to any Individual Release occurring during the Defeasance Period.

               (A) Individual Release Prior to Defeasance Period - Yield Maintenance. Provided the General Release Criteria are satisfied and the Defeasance Period has not commenced, Borrower may obtain an Individual Release of a Release Property by making a payment to the Lender of an amount equal to 125% of the Allocated Loan Amount (the "Partial Prepayment Amount") PLUS prepayment consideration equal to the Yield Maintenance Amount attributable and calculated based upon that portion of the Debt equal to the Partial Prepayment Amount (the "Partial Prepayment Consideration"). Lender shall not be obligated to accept any such tender unless it is accompanied by all Partial Prepayment Consideration due in connection therewith. Borrower acknowledges that the Partial Prepayment Consideration is a bargained for consideration and not a penalty, and Borrower recognizes that Lender would incur substantial additional costs

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                    and expenses in the event of a prepayment of all or any
                    portion of the Debt and that the Partial Prepayment Consideration compensates Lender for such costs and expenses (including without limitation, the loss of Lender's investment opportunity during the period from the date such tender is accepted until the Maturity Date). Borrower agrees that Lender shall not, as a condition to receiving the Partial Prepayment Consideration, be obligated to actually reinvest the amount prepaid in any treasury obligation or in any other manner whatsoever. Except as otherwise set forth in the Security Instruments, no Partial Prepayment Consideration will be due for involuntary prepayments resulting from any Casualty (as defined in each of the Security Instruments) or Condemnation (as defined in each of the Security Instruments). An Individual Release pursuant to this Section 5(i)(A) shall also satisfy and be subject to compliance with the following terms and conditions:

                         (I) Notice. Borrower shall give written notice to Lender specifying the date on which the Individual Release is to be made under this Section 5(i)(A) (the "Individual Property Release Date"). Lender shall receive this notice not more than sixty (60) days and not less than thirty (30) days prior to the Individual Property Release Date. If any such notice of partial prepayment is given, the Partial Prepayment Amount, including any Partial Prepayment Consideration, shall be due and payable on the Individual Property Release Date, unless the Borrower provides Lender with at least five
                              (5) business days prior written notice of its election to revoke the notice required by this paragraph;

                         (II) Rating Agency Approval. Borrower acknowledges that
                              Lender may require Borrower to and, if Lender so requires, Borrower shall obtain and deliver to Lender other documentation evidencing that the proposed Individual Release will not (i) cause the then owner of the Note to fail to qualify as a REMIC (a "REMIC Opinion"); and (ii) result in a qualification, downgrade or withdrawal of any credit rating then in effect for any securities or certificates issued by the then owner of the Note in connection with a securitization which includes the Note (a "Rating Agency No-Downgrade Letter");

                         (III) Borrower Certificate. Lender shall receive a
                              certificate of Borrower certifying that all of the requirements hereunder for an Individual Release have been satisfied;

                         (IV) Debt Service Coverage Ratio. Upon an Individual
                              Release contemplated under this Section 5(i)(A), the Debt Service

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                              Coverage Ratio, as determined by Lender utilizing
                              the definitions provided below, for all Individual Properties to remain encumbered by an Individual Security Instrument securing this Note (after giving effect to the Individual Release) on a collective basis shall be equal to or greater than 1.65:1 for a period of no less than six (6) calendar months immediately preceding the Individual Release;

                         (V) Loan-To-Value Ratio. The loan-to-value ratio, as determined by Lender, for all Individual Properties to remain encumbered by an Individual Security Instrument securing this Note (after giving effect to the Individual Release) on a collective basis shall be equal to or less than 65%, based upon new or updated appraisals obtained by Lender at the expense of Borrower if the Lender (or loan servicer) shall determine that new or updated appraisals would be necessary to comply with generally accepted standards for securitized commercial loans;

                         (VI) Costs and Expenses. Borrower shall have paid all
                              actual third party costs incurred or to be incurred by Lender in reviewing and documenting the Individual Release, including all legal, recording, and title costs which shall include any amendments or modifications to the title policies accepted by Lender on or about the closing of the Loan;

                         (VII) Delivery of Funds. Any Partial Prepayment Amount
                              plus applicable Partial Prepayment Consideration not actually received by Lender before 5:00 p.m., central time, on or before the 5th calendar day of any month must also include the interest which would have accrued on the amount of such partial prepayment during the entire calendar month in which the partial prepayment is made;

                         (VIII) Reamortization of Loan. Upon Lender's receipt of
                              the Partial Prepayment Amount plus any Partial Prepayment Consideration remitted in compliance with this Section 5(i)(A), Lender shall apply the Partial Prepayment Amount to the Debt and shall reamortize the outstanding Debt utilizing: (a) the Applicable Interest Rate, (b) the sum of the principal balance of the Debt less the Partial Prepayment Amount, and (c) a period equal to the number of calendar months remaining on the original twenty (20) year amortization period as of the first day of the calendar month immediately following Lender's receipt of the Partial Prepayment Amount; which reamortization

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                              calculation shall result in a new Monthly Debt
                              Service Payment which shall commence on the first day of the calendar month immediately following Lender's receipt of the Partial Prepayment Amount plus any Partial Prepayment Consideration. Borrower shall execute any amendment and/or restatement of this Note, the Security Instruments or the Other Security Documents and obtain any endorsements to the title policies accepted by Lender upon the closing of the Loan as Lender shall request to accomplish the Individual Release and reamortization of the Loan under this section 5 (i)(A);

                         (IX) Borrower shall simultaneously with the Individual
                              Release of the Release Property transfer title to the Release Property to a person(s), party(ies) or entity(ies) other than Borrower or any person, party or entity owned or controlled by Borrower (the "Release Parcel Owner") or, if such person, party or entity is owned or controlled by Borrower, Borrower shall deliver to Lender a non-consolidation opinion letter in form and substance satisfactory to Lender; and

                         (X) Upon compliance with foregoing requirements relating to an Individual Release prior to the Defeasance Period, the Individual Property subject to the Individual Release under this section 5(i)(A) shall be released from the lien of the applicable Individual Security Instrument.

               (B) Individual Release During Defeasance Period - Partial Defeasance. Provided the General Release Criteria are satisfied, but only during the continuation of the Defeasance Period, Borrower may obtain an Individual Release of Release Property by effectuating a partial defeasance (a "Partial Defeasance")subject to satisfaction of all of the following terms and conditions:

                         (I) Notice. Borrower shall provide Lender not less than thirty (30) days prior written notice specifying: (i) a date (the "Partial Defeasance Date") which shall be the first day of a calendar month) on which Borrower shall have satisfied the conditions in this Section 5(i)(B) and shall effect the Partial Defeasance, and (ii) the Individual Property or Properties sought to be the subject of the Partial Defeasance;

                         (II) Borrower shall have paid all accrued and unpaid
                              interest and all other sums due under this Note, the Security

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                              Instruments and the Other Security Documents up to
                              the Partial Defeasance Date, including, without limitation, all reasonable costs and expenses incurred by Lender or its agents in connection with such Partial Defeasance, including, without limitation, any legal fees and expenses incurred in connection with obtaining and reviewing the Partial Defeasance Collateral (defined below), the preparation of any Defeasance Security Agreement and related documentation, accountant fees, and investment advisor fees, all of which shall be paid in full on or prior to the Partial Defeasance Date;

                         (III) Borrower shall deliver to Lender on or before the
                              Partial Defeasance Date direct, non-callable obligations of the United States of America in such form and amount that provide for the payments prior, but as close as possible, to all successive regularly scheduled monthly payment dates, including the Maturity Date, with such payments being equal to or greater than the amount of the corresponding monthly payment required to be paid under the Defeased Note (as defined below and hereafter, "Scheduled Partial Defeasance Payments") for the balance of the term thereof and the amount required to be paid on the Maturity Date of the Defeased Note (such obligations are collectively and singularly referred to herein as "Partial Defeasance Collateral") each of which shall be duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance wholly satisfactory to Lender (including, without limitation, such instrument as may be required by the depository institution holding such securities or the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to perfect a first priority security interest in such Partial Defeasance Collateral in favor of Lender. The Partial Defeasance Collateral may be purchased by Lender on Borrower's behalf, in which case Borrower shall deposit with Lender at least three days before the Partial Defeasance Date a sum sufficient, in Lender's sole and absolute discretion, to purchase the Partial Defeasance Collateral. Any sums in excess of the amount necessary to purchase the Partial Defeasance Collateral shall be remitted to Borrower upon release of the Individual Property which is the subject of the Partial Defeasance.

                         (IV) Borrower shall prepare all necessary documents to
                              amend and restate this Note and issue two substitute notes, one

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                              note having a principal balance equal to 125% of
                              the Allocated Loan Amount for the Release Property or Release Properties, as the case may be (the "Defeased Note") and the other note having a principal balance equal to the excess of (A) the original principal amount of the Loan, over (B) the amount of Defeased Note (the "Undefeased Note"). The Defeased Note and Undefeased Note shall have identical terms as the Note except for the principal balance and except for the monthly debt service payment. The Defeased Note and the Undefeased Note shall be cross defaulted and cross collateralized. A Defeased Note may not be the subject of any further defeasance;

                         (V) Rating Agency Approval. Borrower acknowledges that Lender may require Borrower to and, if Lender so requires, Borrower shall obtain and deliver to Lender other documentation evidencing that the proposed Partial Defeasance will not (i) cause the then owner of the Note to fail to qualify as a REMIC (a "REMIC Opinion"); and (ii) result in a qualification, downgrade or withdrawal of any credit rating then in effect for any securities or certificates issued by the then owner of the Note in connection with a securitization which includes the Note (a "Rating Agency No-Downgrade Letter");

                         (VI) Borrower Certificate. Lender shall receive a
                              certificate of Borrower certifying that all of the requirements hereunder for a Partial Defeasance have been satisfied;

                         (VII) Debt Service Coverage Ratio. Upon a Partial
                              Defeasance contemplated under this Section
                              5(i)(B), the Debt Service Coverage Ratio, as determined by Lender utilizing the definitions provided below, for all Individual Properties to remain encumbered by an Individual Security Instrument securing this Note and/or the Undefeased Note (after giving effect to the Partial Defeasance) on a collective basis shall be equal to or greater than 1.65:1 for a period of no less than six (6) calendar months immediately preceding the Partial Defeasance;

                         (VIII) Loan-To-Value Ratio. The loan-to-value ratio, as
                              determined by Lender, for all Individual
                              Properties to remain encumbered by an Individual Security Instrument securing this Note and/or the Undefeased Note (after giving effect to the Individual Release) on a collective basis shall be equal to or less than 65%, based upon new or

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                              updated appraisals obtained by Lender at the
                              expense of Borrower if the Lender (or loan servicer) shall determine that new or updated appraisals would be necessary to comply with generally accepted standards for securitized commercial loans;

                         (IX) Borrower shall have delivered to Lender and the
                              Rating Agencies shall have received from Borrower with respect to the matters referred to in clause
                              (VII) of this Section 5(i)(B): (i) statements of the Net Operating Income (defined below) and debt service (both on a consolidated basis and separately for the applicable Individual Property or Individual Properties which are the subject of the Partial Defeasance) for the applicable measuring period and (ii) based on the foregoing statements of Net Operating Income and Debt Service, calculations of the debt service coverage ratio both with and without giving effect to the proposed Partial Defeasance, and (iii) calculations of the ratios referred to in such clause (VII) above, accompanied by a Borrower's Certificate stating that such statements, calculations and information are true, correct and complete in all material respects;

                         (X) Borrower shall have satisfied all of the conditions set forth in Section 5(d)(v)(A)-(I) of this Note with respect to the Partial Defeasance, Defeased Note, Undefeased Note, Partial Defeasance Collateral and Scheduled Partial Defeasance Payments;

                         (XI) Successor Borrower. In connection with a Partial
                              Defeasance under this Section, Borrower shall, at Lender's request, establish a Successor Borrower which shall be a single purpose entity approved by Lender in its sole discretion. Borrower shall, at Lender's request, transfer and assign all obligations, rights and duties under and to the Defeased Note together with the Partial Defeasance Collateral to such Successor Borrower. Such Successor Borrower shall assume the obligations under the Defeased Note and the Security Instruments which are the subject of the Partial Defeasance and Borrower shall be relieved of its obligations under such documents except for any such representations that specifically survive the Partial Defeasance. Borrower shall pay $1,000 to any such Successor Borrower as consideration for assuming the obligations under the Defeased Note and the Security Instruments which are the subject of the Partial Defeasance. Borrower shall pay all costs and expenses incurred by Lender, including Lender's attorneys' fees and

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                              expenses, incurred in connection with
                              establishment of the Successor Borrower;

                         (XII) Partial Defeasance Collateral Account. All cash
                              from interest and principal payments paid on the Partial Defeasance Collateral shall be paid over to Lender for each Scheduled Partial Defeasance Payment and applied first to accrued and unpaid interest and then to principal. Any cash from interest and principal paid on the Partial Defeasance Collateral not needed to pay accrued and unpaid interest or principal shall be retained in a designated account established by Borrower or Successor Borrower as the case may be, (the "Partial Defeasance Collateral Account") which shall constitute additional collateral for the Loan. The Partial Defeasance Collateral Account shall contain only cash from interest and principal paid on the Partial Defeasance Collateral. Borrower or Successor Borrower, as applicable, shall be the owner of the Partial Defeasance Collateral Account and shall report all income accrued thereon for federal, state and local income tax purposes and shall pay all costs and expenses associated with opening and maintaining the account and may pay all costs and expenses associated with maintaining the Successor Borrower from such account. Lender shall have no responsibility to fund any Scheduled Partial Defeasance Payments and shall not be liable in any way by reason of any insufficiency in the Partial Defeasance Collateral Account. Upon an assumption by Successor Borrower acceptable to Lender, Borrower shall be relieved of its obligations under the Defeased Note and the Defeasance Security Agreement;

                         (XIII) Borrower shall simultaneously with the
                              Individual Release of the Release Parcel subject to the Partial Defeasance transfer title to said Release Parcel to a person(s), party(ies) or entity(ies) other than Borrower or any person, party or entity owned or controlled by Borrower (the "Release Parcel Owner") or, if such person, party or entity is owned or controlled by Borrower, Borrower shall deliver to Lender a non-consolidation opinion letter in form and substance satisfactory to Lender;

                         (XIV) Release of Individual Security Instrument
                              Securing Partially Defeased Individual Property. Upon compliance with the requirements hereunder for a Partial Defeasance, the Individual Property which was the subject of the Partial Defeasance shall be released from the lien of its respective

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                              Individual Security Instrument and the Other
                              Security Documents, and the Partial Defeasance Collateral shall constitute collateral securing the Defeased Note. Lender will, at Borrower's expense, execute and deliver any agreements reasonably requested by Borrower to release only the lien of the Individual Security Instrument from the Individual Property which was the subject of the Partial Defeasance complying with this
                              Section 5(i)(B). The Partial Defeasance shall not in any way affect the Security Instruments which encumber Individual Properties which were not the subject of the Partial Defeasance; and

                         (XV) Purchase of Partial Defeasance Collateral. In the
                              event of purchase by Lender of the Partial
                              Defeasance Collateral, such purchase may, in Lender's sole and absolute discretion be through an affiliate of Lender or a third party entity. Borrower shall be responsible for the payment of any brokerage or other transaction fees in connection with such purchase.

     (k)  The following terms shall apply to the defined terms contained in this
          Section 21:

          (i) For purposes hereof, "debt service coverage ratio" shall mean for any period the ratio of Net Operating Income to Debt Service.

          (ii) For purposes hereof, Debt Service shall mean the amount of interest and any escrow or reserve deposits and principal payments due and payable in accordance with this Note, the Security Instruments or the Other Security Documents during any applicable period other than at the Maturity Date.

          (iii) For purposes hereof, Net Operating Income shall mean the excess of Operating Income over Operating Expenses for such period, as such amount may be adjusted by Lender in accordance with Lender's Underwriting Standards (as defined in the Security Instruments).

          (iv) For purposes hereof, Operating Income shall mean, for any period, all income of Borrower during such period from the operation of the Mortgaged Property. Operating Income specifically shall include (i) all amounts payable to Borrower by any person or entity as rent and other amounts under leases, license agreements, occupancy agreements, concession agreements or other agreements relating to the Mortgaged Property (including reimbursements and percentage rents) up to a maximum occupancy of 95%, (ii) business interruption insurance proceeds, and (iii) all other amounts which in accordance with generally accepted accounting principles are included in Borrower's annual financial statements

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               as operating income attributable to the Mortgaged Property.
               Notwithstanding the foregoing, Operating Income shall not include
               (a) any Insurance Proceeds (as defined in the Security Instruments, other than business interruption insurance proceeds) or awards with respect to a Condemnation (as defined in the Security Instrument) and, in either such case, only to the extent allocable to the applicable reporting period, (b) any proceeds resulting from the Transfer (as defined in the Security Instruments) of all or any portion of the Mortgaged Property, (c) any rent or similar payments attributable to a period prior to the date on which the actual payment thereof is due and payable,
               (d) any item of income otherwise includable in Operating Income but paid directly by any tenant to a person or entity other than Borrower, provided such item of income is an item of expense (such as payments for utilities paid directly to a utility company) and is otherwise excluded from the definition of Operating Expenses, (e) security deposits received from tenants or other deposits made by patrons of the Mortgaged Property until forfeited or applied, (f) tips and gratuities (including service charges added to customer's bill or statement in lieu of gratuities which are payable to employees), (g) sales taxes, excise taxes, gross receipt taxes, admission taxes, entertainment taxes, tourist taxes or charges, and any other taxes collected directly from tenants, customers, guests or patrons or included as part of the sales price of any goods or services, unless included in Operating Expenses, (h) credits, refunds, discounts or rebates made to tenants, customers, guests or patrons, (i) sums and credits received in settlement of claims for loss or damage to merchandise, (j) income from the sale of furnishings, fixtures or equipment and (k) bad debts. Operating Income shall be calculated on a cash basis of accounting with normal accrual adjustments and, except to the extent otherwise provided in this definition or required by Lender, in accordance with generally accepted accounting principles.

          (v) For purposes hereof, Operating Expenses shall mean for any period, without duplication, all expenses actually paid or payable by Borrower during such period in connection with the operation, management, maintenance, repair and use of the Mortgaged Property, determined on a cash basis of accounting with normal accrual adjustments, and except to the extent otherwise provided in this definition, in accordance with generally accepted accounting principles. Operating Expenses specifically shall include (i) all payments required to be made pursuant to any operating agreements applicable to the Mortgaged Property,
               (ii) property management fees (which shall not, in the aggregate, exceed 4% of Mortgaged Property revenues), incentive fees and license, advertising and sale expenses, subject

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
               to provisions set forth below in this definition, (iii) departmental expenses incurred at departments within the Mortgaged Property, (iv) administrative and general expenses, (v) the cost of inventories and fixed asset supplies consumed in the operation of the Mortgaged Property, (vi) a reasonable reserve for uncollectible accounts, (vii) costs and fees for independent professionals, technical consultants, operational experts (including quality assurance inspectors) or other third parties retained to perform services required or permitted hereunder or under any of the other Loan Documents, (viii) cost of attendance by employees at training and manpower development programs, (ix) association dues, (x) computer processing charges, (xi) operational equipment and other lease payments as reasonably approved by Lender, and (xii) Taxes and Other Charges (as such terms are defined in the Security Instruments). Notwithstanding the foregoing, Operating Expenses shall not include (1) depreciation or amortization, (2) income taxes or other charges in the nature of income taxes, (3) any expenses (including legal, accounting and other professional fees, expenses and disbursements) incurred in connection with the making of the Loan or the sale, exchange, transfer, financing or refinancing of all or any portion of the Mortgaged Property or in connection with the recovery of Insurance Proceeds (as defined in the Security Instrument) which are applied to prepay the Note, (4) Debt Service, and (5) any item of expense which would otherwise be considered within Operating Expenses pursuant to the provisions above but is paid directly by any tenant or reimbursed by a tenant to Borrower.

     (l)  The following sentence is added as the fourth sentence of Paragraph 8:
          "The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate charged by banks including, without limitation, Lender."

     (m)  Section 12 is hereby deleted and replaced with the following:

          12. Exculpation. Subject to the provisions of this Section, Borrower's liability under this Note, the Security Instruments or the Other Security Documents shall only extend to the Mortgaged Property and other collateral given to secure the Debt, and Lender shall not enforce such liability against any other asset, property or funds of Borrower; provided, however, that so long as Borrower owns the Mortgaged Property, the terms of this Section shall be enforced only against the Borrower or any entity constituting Borrower. However, the foregoing shall not:

               (a) impair the right of Lender to bring suit and obtain personal, recourse judgments against any person or entity (including Borrower) relating to any losses sustained by Lender in connection with any fraud, intentional misrepresentation, physical waste, or misappropriation of tenant security deposits or rents collected more than one (1) month in advance by Borrower;

               (b) impair the right of Lender to name, and obtain a judgment against any person or entity (including Borrower) to the extent required by law to either obtain a judgment of specific performance with respect to any of the provisions of this Note, the Security Instruments or any of the Other Security Documents, or to foreclose the Security Instruments and obtain title to the Mortgaged Property and other collateral given to secure the Debt;

               (c) affect the validity or enforceability of, or impair the right of Lender to bring suit and obtain personal, recourse judgments against any person or entity (including Borrower) to enforce any guaranty, indemnity or release of liability made by such person or entity (whether made in this Note,

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                                       23
          the Security Instruments, any of the Other Security Documents or in any other separate agreement);

               (d) impair the right of Lender to obtain the appointment of a receiver;

               (e) impair the enforcement of any Assignments of Leases and Rents executed in connection herewith; or

               (f) affect the validity or enforceability of, or impair the right of Lender to bring suit and obtain personal, recourse judgments against any person or entity (including Borrower) relating to any losses sustained by Lender in connection with any of the provisions of this Note, the Security Instruments or any of the Other Security Documents requiring that: (i) any person or entity maintain any insurance over any of the Mortgaged Property, or (ii) any insurance proceeds or condemnation awards be paid to Lender; or

               (g) impair the right of Lender to bring suit and obtain personal, recourse judgments against any person or entity (including Borrower) for the full amount of the Debt if the Mortgaged Property or any part thereof shall become an asset in: (i) a voluntary bankruptcy or insolvency proceeding, or (ii) an involuntary bankruptcy or insolvency proceeding: (A) which is commenced by any person or entity controlling, controlled by or under common control with Borrower (the "Borrowing Group") or (B) in which any member of the Borrowing Group objects to a motion by Lender for relief from any stay or injunction from the foreclosure of the Security Instruments or any other remedial action permitted under this Note, the Security Instruments or any of the Other Security Documents.

          Items (a) through (g) above are collectively the "Non-Recourse Exceptions". To the extent Borrower is a general partnership and Lender is required under applicable law to pursue its remedies against the persons or entities constituting Borrower, each reference to the phrase "(including Borrower)" in the Non-Recourse Exceptions shall be deemed to read "(including Borrower or any person or entity constituting Borrower)". Borrower's liability under the Non-Recourse Exceptions, excepting item (g), shall be limited to the amount of any losses or damages sustained by Lender in connection with such Non-Recourse Exceptions. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Debt secured by the Security Instruments or to require that all of the Mortgaged Property and other collateral given to secure the Debt shall continue to secure all of the Debt.

     (n)  Section 14 is hereby deleted and replaced with the following:

          14. Applicable Law; Jurisdiction. This Note shall be governed and construed in accordance with the laws of the State of Michigan. Borrower hereby submits to personal jurisdiction in the state courts located in the State of Illinois, the other States where the Mortgaged Property is located and the federal courts of the United States of America located in said states for the enforcement of Borrower's obligations hereunder and waives any and all personal rights under the law of any other state to object to jurisdiction within such states for the purposes of any action, suit, proceeding or litigation to enforce such obligations of Borrower.

     BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND

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INTENTIONALLY WAIVE ANY RIGHT THEY, OR THEIR RESPECTIVE SUCCESSORS OR ASSIGNS,
MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN EVIDENCED BY THIS NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE SECURITY INSTRUMENT OR ANY OF THE OTHER SECURITY DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF BORROWER OR LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S MAKING OF THE LOAN SECURED BY THE SECURITY INSTRUMENT AND THE OTHER SECURITY DOCUMENTS.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, Borrower has duly executed this Promissory Note to be effective the day and year first above written.

                                        "Borrower"

                                        TABB Realty, LLC,
                                        a Michigan limited liability company

                                        By: TABB Management, Inc.,
                                            a Michigan corporation,
                                            its Manager


                                            By: /s/ Michael J. Plotzke
                                                --------------------------------
                                            Name: Michael J. Plotzke
                                            Title: Vice President and Treasurer

STATE OF MICHIGAN   )
                    ) SS
COUNTY OF OAKLAND   )

     I, Phyllis A. Menken, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Michael J. Plotzke, the Vice President and Treasurer of TABB Management, Inc., a Michigan corporation, the Manager of TABB Realty, a Michigan limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Vice President and Treasurer, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

     GIVEN under my hand and Notarial Seal this 9th day of September, 2005.


                                        /s/ Phyllis A. Menken
                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires: October 31, 2010

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
     This Endorsement forms a part of that certain Promissory Note in the stated principal amount of One Hundred Million and No/100 Dollars ($100,000,000.00) dated September 9, 2005, made by TABB Realty, LLC, a Michigan limited liability company, to PNC Bank, National Association.

     Pay to the order of _______________________________________________, without recourse.

                                        PNC Bank, National Association


                                        By: /s/ Jeannette Butler
                                            ------------------------------------
                                            Jeannette Butler, Vice President

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
                                   SCHEDULE I

                             ALLOCATED LOAN AMOUNTS

         PROPERTY                       LOCATION             ALLOCATED LOAN AMOUNT*
         --------                       --------             ----------------------
Alabama Property             Jefferson County, Alabama           $ 8,926,000.00
Florida Property             Hillsborough County, Florida        $ 7,706,000.00
Louisiana Property           Rapides Parish, Louisiana           $19,746,000.00
Illinois Property            Champaign County, Illinois          $14,128,000.00
Massachusetts Property       Hampden County, Massachusetts       $ 5,715,000.00
Dundee Property              Monroe County, Michigan             $ 2,761,000.00
Plymouth Property            Wayne County, Michigan              $ 5,426,000.00
Westland Property            Wayne County, Michigan              $ 4,816,000.00
Route #65 Property           Shelby County, Ohio                 $10,275,000.00
Washington Street Property   Shelby County, Ohio                 $   883,000.00
Lima Property                Allen County, Ohio                  $ 2,119,000.00
Medina Property              Medina County, Ohio                 $ 5,266,000.00
Garland Property             Dallas County, Texas                $ 9,889,000.00
Highland Property            Harris County, Texas                $ 2,344,000.00

* The release amount pursuant to Section 21(j) is 125% of the Allocated Loan Amount set forth above.

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Last revised 7/5/05


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